MERRILL LYNCH
                                                                INDEX
                                                                FUNDS, INC.

                                [GRAPHIC OMITTED]

                                                      STRATEGIC
                                                                Performance

                                                                Quarterly Report
                                                                March 31, 1999

                         MERRILL LYNCH INDEX FUNDS, INC.

Officers and  Directors

Terry K. Glenn, President and Director
Jack B. Sunderland, Director
Stephen B. Swensrud, Director
J. Thomas Touchton, Director
Joseph T. Monagle Jr., Senior Vice President
Christopher G. Ayoub, Senior Vice President and Portfolio Manager
Gregory Mark Maunz, Senior Vice President and Portfolio Manager
Eric S. Mitofsky, Senior Vice President and Portfolio Manager
Jeffrey B. Hewson, Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Ira P. Shapiro, Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer and Norman R. Harvey, Senior Vice President of Merrill Lynch Index Funds, Inc. have recently retired. Their colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard and Mr. Harvey well in their retirements.
--------------------------------------------------------------------------------

Custodian

For Merrill Lynch Aggregate Bond Index Fund,
Merrill Lynch S&P 500 Index Fund and
Merrill Lynch Small Cap Index Fund:
Merrill Lynch Trust Company
800 Scudders Mill Road
Plainsboro, NJ 08536

For Merrill Lynch International Index Fund:
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

                                 Merrill Lynch Index Funds, Inc., March 31, 1999

DEAR SHAREHOLDER

We are pleased to provide you with this quarterly report for Merrill Lynch Index Funds, Inc. In this report, we will discuss the invest ment environments for and performances of Merrill Lynch Aggregate Bond Index Fund, Merrill Lynch International Index Fund, Merrill Lynch S&P 500 Index Fund and Merrill Lynch Small Cap Index Fund. (Complete performance informa tion, including average annual total returns, can be found on pages 6 and 7 of this report to shareholders.)

Merrill Lynch Aggregate Bond Index Fund

The primary investment objective of Merrill Lynch Aggregate Bond Index Fund is to seek to provide investment returns that, before expenses, replicate the total return of the unmanaged Lehman Brothers Aggregate Bond Index. This Index is a highly recognized and widely referenced benchmark and often used when meas -uring performance in the investment-grade fixed-income market. For the quarter ended March 31, 1999, the Fund's Class A and Class D Shares had total returns of -0.70% and -0.75%, respectively, compared to a total return of -0.50% for the Index.

At March quarter-end, there were 7,422 securities in the Index, up from 6,482 a year ago. The Index consists of securities from three major high-quality investment sectors. The weighting of each sector is determined by the relative market value of all eligible securities outstanding within the three sectors. To be eligible, securities must be fixed rate, mature in one year or later, and meet minimum size of issue requirements. As of March 31, 1999, the US Government and agency bond sector was the largest, representing 44.6% of the Index. The US Government agency mortgage-backed securities (MBS) sector was the next largest at 31.8%, and investment-grade corporate securities accounted for 23.6%.

The Fund seeks to achieve its objective by investing all of its assets in Merrill Lynch Aggregate Bond Index Series. As of March 31, 1999, the Series was comprised of 212 positions that possessed similar characteristics to the Index. Investments in the three sectors were 34 securities in US Government and agency issues, 34 securities in US Government agency MBS and 144 securities in investment-grade corporate bonds.

Each of the three sectors within the Series is separately managed, although the US Govern ment and agency and corporate sectors are managed similarly. In these two sectors, the Series seeks to neutralize duration. Duration is an indicator of expected price volatility of a security (or group of securities) when interest rates change. Therefore, if the duration of each sector is identical to the corresponding sector in the Index, then the price movement of that sector in the Series should match the price movement in the Index of that particular sector. In addition, duration matching techniques are not complete until we conduct an analysis of the duration exposure for each part of the yield curve and match the distribution of the duration to ensure identical exposure. Therefore, the Series applies neutral partial duration in addition to total duration management to ensure tracking errors do not surface as a result of changes in the shape of the yield curve.

In addition to duration matching, we employ other strategies to match the Series to its index counterpart. It is critical that industry subsector exposure along with credit rating neutrality are achieved in order for tracking deviation to remain at a minimum level.

Unlike the US Government and agency and corporate sectors, which have well-defined maturities and therefore absolute durations, the MBS sector of the Series is subject to prepayments, which impact duration. Since analysis can be done to estimate future prepayments, the duration can be calculated assuming these projected prepayments. However, since an uncertainty of prepayments exists, there also is an uncertainty of duration. Accordingly, rather than managing the MBS sector using duration neutrality, we manage this sector of the Series by matching product. This entails having neutral exposure to coupon (5.5%-11%), mortgage original term (30-year, 15-year and balloon) and agency issues.

Merrill Lynch International Index Fund

For the three months ended March 31, 1999, Merrill Lynch International Index Fund's Class A and Class D Shares had total returns of +2.33% and +2.24%, respectively. This compares to the Fund's benchmark, the unmanaged Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Gross Domestic Product (GDP) Weighted Index (MSCI EAFE Index), which produced a total return of +2.06% in US dollar terms for the quarter ended March 31, 1999.

Strong returns in the Pacific Rim component of the MSCI EAFE Index during the first quarter of 1999 overcame relative weakness in European currency markets, and led the GDP Weighted MSCI EAFE Index in its positive total return for the March quarter. For the second quarter in a row, the strong showing by Japan led to a greater return contribution from the Pacific Rim region than from Europe. In US dollar terms, the MSCI Pacific Index had a total return of +11.19% during the first quarter of 1999, while MSCI Europe Index returned -2.11% for the same period. Unexpected weakness in the euro, the newly formed unit of currency for 10 of the MSCI EAFE Index's European countries, overcame generally strong first-quarter results in the local equity markets. The euro's decline of nearly 10% more than offset strong gains in some of the local equity markets. The GDP Weighted MSCI EAFE Index was led by double-digit gains in Japan, which led all markets in the Pacific Rim during the first quarter with a return of +12.18% (in US dollar terms). This helped the GDP Weighted MSCI EAFE Index, given that Japan comprises over one-third of the weight of this Index, as compared with its market-capitalization weighting of only 23%. Of the large European components of the Index, only the United Kingdom managed to post a gain (+4.32%) during the first quarter of the year. Germany and Spain posted returns of -9.27% and -7.15%, respectively. Similarly, Italy and France declined by 3.01% and 2.06%, respectively. Finland was the best-performing EAFE market in the first quarter, with a total return of +17.99%, and Norway's market, lifted by higher oil prices, produced a total return of +10.13% for the same three-month period. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI EAFE Index and are in US dollars.)

Merrill Lynch International Index Fund invests all of its assets in Merrill Lynch International Index Series, which has the same investment objective as the Fund. There are two principal investments made by the Series in its attempt to replicate the returns of the Index. First, the Series holds a basket of stocks designed to replicate the returns of the Index, with share quantities designed to closely approximate each country's actual weight in the Index. In addition, the Series maintains positions in several foreign futures contracts, which are available in most of the major foreign markets in the EAFE Index. These futures contracts provide an efficient mechanism for maintaining equity while also keeping a pool of liquidity available to meet potential Fund redemption activity. As of March 31, 1999, the Series' equity portfolio was valued at $149.6 million, and the Series' foreign futures contracts were valued at $3.8 million. It is the Series' goal to be as close as possible to 100% invested at all times. The Fund's net assets stood at $130.5 million on March 31, 1999.

Merrill Lynch S&P 500 Index Fund

Having reached an all-time high of 1241.81 on December 29, 1998, the Standard & Poor's 500 Composite (S&P 500) Index spent most of January and February 1999 in a relatively narrow range from 1225 to 1275. The Index closed out the month of February at 1238.33, little changed from where 1998 had ended. As consensus grew during March that 1999 could be a year of strong economic and corporate earnings growth, renewed strength took the S&P 500 Index to new highs by the second week of the month, with its first-ever finish above 1300 occurring on March 15. The rest of March witnessed a continual volatility of the Index above and below 1300, crossing that level five more times by March 31. The March


                                     2 & 3

                                 Merrill Lynch Index Funds, Inc., March 31, 1999


quarter ended with a two-day slide that carried the Index back to 1286.37, resulting in a gain of 4.65% for the Index.

In some respects, the first quarter of 1999 provided investment results that looked substantially similar to much of the recent past, with small-capitalization and mid-capitalization stocks badly underperforming large-cap issues during this period. The Russell 2000 Index lost 5.77% in the year's first quarter, while the S&P MidCap Index declined by 6.68%. Large-capitalization stocks, in par ticular those in the technology and financial sectors, continued to power the Index's advances in the first quarter. One major difference was renewed strength in the price of oil, resulting in a strong revival in the energy sector in March, which was easily the Index's best performing group for the month. Breadth continued on the negative side however, as 56% of the 500 companies in the Index suffered price declines in the first quarter, with the average stock gaining only 0.3%. Once again, this led to a quarter in which diversified US stock funds badly underperformed the S&P 500 Index, posting an average return of only +0.93%, according to Lipper Analytical Services, Inc.

For the quarter ended March 31, 1999, Merrill Lynch S&P 500 Index Fund's Class A and Class D Shares had total returns of +4.77% and +4.71%, respectively. Since inception (April 3, 1997) to March 31, 1999, the Fund's Class A and Class D Shares provided total returns of +75.75% and +74.89%, respectively. This compares to the Fund's benchmark, the unmanaged S&P 500 Index, which had total returns of +4.98% for the quarter ended March 31, 1999 and +76.86% for the same period since inception to March 31, 1999.

The Fund invests all of its assets in Merrill Lynch S&P 500 Index Series, which has the same investment objective as the Fund. The principal investments of the Series are a fully replicating portfolio of all 500 stocks in the Index and a long position in S&P 500 futures contracts, which are used to quickly convert most daily cash flows into the Series into equity exposure. At the end of March, the Series' equity portfolio was valued at $1.4 billion. In addition, the Series held a long position in futures contracts. As always, it is the Series' goal to be 100% invested in the S&P 500 Index at all times.

During the quarter ended March 31, 1999, composition change activity in the S&P 500 Index continued at a brisk pace. As a result, the Series added to its portfolio the stocks of: McKesson HBOC Inc., SouthTrust Corp., AmSouth Bancorporation, Century Telephone Enterprises and Kansas City Southern Industries.

Merrill Lynch Small Cap Index Fund

The underperformance of small- capitalization stocks relative to large-cap stocks continued into the first quarter of 1999 as the unmanaged Russell 2000 Index provided a total return of -5.42%, lagging the total return of the unmanaged Standard & Poor's 500 Index by more than ten percentage points. Small-cap stocks sustained a strong rally into the end of 1998 (up by 16.31% in the fourth quarter of 1998) as the Russell 2000 Index finished the year at 421.96, its highest level since July 30, 1998 just before the summer's calamitous sell-off. The Index's momentum could not be sustained, however, as the Russell 2000 Index peaked just one week into 1999, and then drifted lower for the remainder of the March quarter. Continued advances in large-cap growth stocks continued to attract most investors' interest and cash. The Index closed the first quarter of 1999 at 397.63, a level it had first attained and surpassed nearly two years earlier, in July 1997. In stark contrast to the continued record-shattering performance of large-cap stock indexes, the Russell 2000 Index closed the first quarter nearly 100 points, or 19.1%, below its all-time high of
491.41 on April 21, 1998.

The highly negative breadth of its constituents produced the decline of the Russell 2000 Index in the first quarter. In this three-month period, declining stocks outnumbered advancing issues by an overwhelming margin of more than two and a half to one. Just below the surface of this generally weak quarter were some explosive gains made by many of the Index's internet stocks. Twenty-eight of the Russell 2000's constituents more than doubled in the first quarter, many of these from the internet category. Of the Index's top ten performers in the first quarter, six were Internet-related, including DoubleClick Inc. (+309%), CNET, Inc. (+292%), CMGI Inc. (+244%), RealNetworks, Inc. (+241%), Excite, Inc. (+233%) and Verisign, Inc. (+160%). These spectacular gains led to significant increases in the overall weighting of this group within the Index. Among the Index's top ten weightings at the end of March were CMGI Inc., E*TRADE Group, Inc., Excite, Inc., Lycos, Inc. and DoubleClick Inc.

For the quarter ended March 31, 1999, Merrill Lynch SmallCap Index Fund's Class A and Class D Shares had total returns of -5.74% and -5.84%, respectively. Since inception (April 9, 1997), the Fund's Class A and Class D Shares provided total returns of +15.97% and +15.38%, respectively. The Fund's benchmark, the unmanaged Russell 2000 Index had total returns of -5.42% for the quarter ended March 31, 1999 and +17.45% for the same period since inception to March 31, 1999.

In Conclusion

We appreciate your investment in Merrill Lynch Index Funds, Inc., and we look forward to assisting you with your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn

Terry K. Glenn
President


/s/ Christopher G. Ayoub

Christopher G. Ayoub
Senior Vice President and
Co-Portfolio Manager
Merrill Lynch Aggregate Bond Index Fund


/s/ Gregory Mark Maunz

Gregory Mark Maunz
Senior Vice President and
Co-Portfolio Manager
Merrill Lynch Aggregate Bond Index Fund


/s/ Jeffrey B. Hewson

Jeffrey B. Hewson
Vice President and
Co-Portfolio Manager
Merrill Lynch Aggregate Bond Index Fund


/s/ Eric S. Mitofsky

Eric S. Mitofsky
Senior Vice President and
Portfolio Manager
Merrill Lynch International Index Fund
Merrill Lynch S&P 500 Index Fund
Merrill Lynch Small Cap Index Fund

April 16, 1999


                                     4 & 5

                                 Merrill Lynch Index Funds, Inc., March 31, 1999

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers two pricing alternatives:

o Class A Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class D Shares do not incur a maximum initial sales charge or deferred sales charge and bear no ongoing distribution fee. In addition, Class D Shares are subject to an ongoing account maintenance fee of 0.25%.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the pay able or ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Aggregate Bond Index Fund

Recent Performance Results

                                                                                           Standardized
                                                12 Month       3 Month    Since Inception  30-Day Yield
                                              Total Return   Total Return   Total Return   As of 3/31/99
========================================================================================================
ML Aggregate Bond Index Fund Class A Shares*     +6.20%         -0.70%         +18.04%         5.63%
--------------------------------------------------------------------------------------------------------
ML Aggregate Bond Index Fund Class D Shares*     +5.94          -0.75          +17.46          5.38
--------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**           +6.49          -0.50          +18.85           --
========================================================================================================

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund commenced operations on 4/03/97.
** This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and US Treasury and Government agency issues with at least one year to maturity. Since inception total return is from 4/03/97 to 3/31/99.

International Index Fund

Recent Performance Results

                                                 12 Month      3 Month     Since Inception
                                               Total Return  Total Return   Total Return
==========================================================================================
ML International Index Fund Class A Shares*       + 9.85%       +2.33%        +39.43%
------------------------------------------------------------------------------------------
ML International Index Fund Class D Shares*       + 9.62        +2.24         +38.75
------------------------------------------------------------------------------------------
MSCI EAFE Index--GDP Weighted**                   +10.24        +2.06         +36.19
==========================================================================================

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 4/09/97.
** This unmanaged gross domestic product-weighted Index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States and which are selected from among the larger-capitalization companies in such markets. Since inception total return is from 4/30/97 to 3/31/99.

S&P 500 Index Fund

Recent Performance Results

                                                 12 Month      3 Month     Since Inception
                                               Total Return  Total Return   Total Return
==========================================================================================
ML S&P 500 Index Fund Class A Shares*            +18.08%        +4.77%        +75.75%
------------------------------------------------------------------------------------------
ML S&P 500 Index Fund Class D Shares*            +17.74         +4.71         +74.89
------------------------------------------------------------------------------------------
S&P 500 Index**                                  +18.46         +4.98         +76.86
==========================================================================================

* Total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 4/03/97.
** This unmanaged broad-based Index is comprised of common stocks. Since inception total return is from 4/03/97 to 3/31/99.

Small Cap Index Fund

Recent Performance Results

                                                 12 Month      3 Month     Since Inception
                                               Total Return  Total Return   Total Return
==========================================================================================
ML Small Cap Index Fund Class A Shares*          -16.96%        -5.74%         +15.97%
------------------------------------------------------------------------------------------
ML Small Cap Index Fund Class D Shares*          -17.21         -5.84          +15.38
------------------------------------------------------------------------------------------
Russell 2000 Index**                             -16.26         -5.42          +17.45
==========================================================================================

* Total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 4/09/97.
** This unmanaged Index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors. Since inception total return is from 4/09/97 to 3/31/99.

Aggregate Bond Index Fund

Average Annual Total Return

                                                                        % Return
================================================================================
Class A Shares
================================================================================
Year Ended 3/31/99                                                       +6.20%
--------------------------------------------------------------------------------
Inception (4/03/97) through 3/31/99                                      +8.68
--------------------------------------------------------------------------------

                                                                        % Return
================================================================================
Class D Shares
================================================================================
Year Ended 3/31/99                                                       +5.94%
--------------------------------------------------------------------------------
Inception (4/03/97) through 3/31/99                                      +8.41
--------------------------------------------------------------------------------

International Index Fund

Average Annual Total Return

                                                                        % Return
================================================================================
Class A Shares
================================================================================
Year Ended 3/31/99                                                      + 9.85%
--------------------------------------------------------------------------------
Inception (4/09/97) through 3/31/99                                     +18.33
--------------------------------------------------------------------------------

                                                                        % Return
================================================================================
Class D Shares
================================================================================
Year Ended 3/31/99                                                      + 9.62%
--------------------------------------------------------------------------------
Inception (4/09/97) through 3/31/99                                     +18.03
--------------------------------------------------------------------------------

S&P 500 Index Fund

Average Annual Total Return

                                                                        % Return
================================================================================
Class A Shares
================================================================================
Year Ended 3/31/99                                                      +18.08%
--------------------------------------------------------------------------------
Inception (4/03/97) through 3/31/99                                     +32.72
--------------------------------------------------------------------------------

                                                                        % Return
================================================================================
Class D Shares
================================================================================
Year Ended 3/31/99                                                      +17.74%
--------------------------------------------------------------------------------
Inception (4/03/97) through 3/31/99                                     +32.40
--------------------------------------------------------------------------------

Small Cap Index Fund

Average Annual Total Return

                                                                        % Return
================================================================================
Class A Shares
================================================================================
Year Ended 3/31/99                                                      -16.96%
--------------------------------------------------------------------------------
Inception (4/09/97) through 3/31/99                                     + 7.79
--------------------------------------------------------------------------------

                                                                        % Return
================================================================================
Class D Shares
================================================================================
Year Ended 3/31/99                                                      -17.21%
--------------------------------------------------------------------------------
Inception (4/09/97) through 3/31/99                                     + 7.51
--------------------------------------------------------------------------------


                                     6 & 7

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds' current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Index Funds, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         Index Q--3/99

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